UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported) January 13, 2010

PREMIERE GLOBAL SERVICES, INC.

(Exact Name of Registrant as Specified in Its Charter)

GEORGIA

(State or Other Jurisdiction of Incorporation)

000-27778	59-3074176

(Commission File Number)	(IRS Employer Identification No.)

3280 Peachtree Road, NW, Suite 1000, Atlanta, Georgia 30305
(Address of Principal Executive Offices)	(Zip Code)

404-262-8400

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

Amendments to Employment Agreements

     On January 13, 2010, the compensation committee of the board of directors of Premiere Global Services, Inc. approved and the independent members of the board ratified, and we entered into, amendments to the employment agreements with each of our named executive officers: Boland T. Jones, our Chief Executive Officer; Theodore P. Schrafft, our President; David Trine, our Chief Financial Officer; and David Guthrie, our Chief Technology Officer.

     All of these amendments with our named executive officers provide for clarification of existing terms relating to compliance with Section 409A of the tax code and revisions to the definition of a change of control from “approval by the shareholders” to “consummation” of a transaction to ensure that executives will not receive severance payments or acceleration of stock awards without an actual change in control occurring, which we believe is better aligned with corporate governance best practices.

     A copy of these amendments are included as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, to this current report.

   Mr. Jones

     The initial term of Mr. Jones’ existing employment agreement expired on January 1, 2010 and had automatically renewed for an additional one-year term. The amendment to his employment agreement provides for a renewal of his existing agreement for a three-year term expiring on January 1, 2013 and did not change his restrictive covenants or the amounts of his annual base salary, cash and stock bonuses and severance arrangement.

     The last vest date on Mr. Jones’ previously issued restricted stock award granted in 2005 in connection with his entering into the existing employment agreement was December 31, 2009. The amendment provides that in connection with its execution, we will issue to Mr. Jones 675,000 shares of our restricted common stock, two-thirds of which will vest based on time and one-third of which will vest based on performance, as a long-term incentive award, or LTI, issued under our amended and restated 2004 long-term incentive plan, or 2004 plan, pursuant to two restricted stock agreements.

     Pursuant to this provision, on January 13, 2010, we granted to Mr. Jones 450,000 shares of restricted stock, two-thirds of the LTI, which will vest in 12 equal quarterly installments of 37,500 shares beginning on March 31, 2010, provided that Mr. Jones is then still employed by us or any of our affiliates. In the event of the termination of Mr. Jones’ employment by reason of his death or disability, by us without cause, or by him for good reason, the vesting of such restricted stock will accelerate in full. In addition, such restricted stock will vest in full upon a change of control of the company. A copy of the restricted stock agreement is included as Exhibit 10.5 to this current report.

     Also pursuant to this provision, we granted to Mr. Jones 225,000 shares of restricted stock, one-third of the LTI, which will vest in three equal annual installments of 75,000 shares for each of fiscal years 2010, 2011 and 2012 on the business day following the date on which we pay any fourth quarter and annual stock bonus for the applicable year based upon achievement of specified revenue and adjusted EBITDA performance targets. Unless the Compensation Committee determines otherwise prior to the end of the first quarter of a given calendar year, adjusted EBITDA is determined as operating income from continuing operations, as reported, before depreciation, amortization, restructuring costs, asset impairments, excise tax expense, net legal settlements and related expenses and acquisition- or divestiture-related costs and excludes equity-based compensation. Any of these shares that do not vest upon the determination of the achievement of specified performance targets in 2010 and 2011 may vest based upon the overachievement of the performance targets in a subsequent year on the business day following the date on which we pay any fourth quarter and annual stock bonus for fiscal year 2012, and, to the extent they do not then vest, shall be forfeited upon the determination of the achievement of performance targets for 2012. In the event of the termination of Mr. Jones’ employment by reason of his death or disability or upon a change of control of the company, the vesting of such restricted stock will accelerate in full. A copy of the restricted stock agreement is included as Exhibit 10.6 to this current report.

     The compensation committee determined the total number of LTI shares (rounded for administrative convenience) to grant Mr. Jones in order to replicate the annual dollar value of the restricted stock award granted to him in 2005 in connection with the last renewal of his employment agreement.

     The amendment also provides that upon achievement of performance targets above the 100% target level as of the end of fiscal year 2012, Mr. Jones may be entitled to earn additional restricted stock up to 50% of the LTI, or 337,500 shares, issued under the 2004 plan, with a grant date of the date on which we pay any fourth quarter and annual stock bonuses to Mr. Jones for fiscal year 2012. These shares will vest on the business day following the grant date. In addition, upon the occurrence of a change in control, Mr. Jones shall be entitled to earn a portion of these shares upon achievement of the specified performance targets for the calendar year immediately preceding the year in which the change in control occurs.

     In addition to the revisions applicable to all of the named executive officers’ amendments noted above, the amendment also conforms Mr. Jones’ vacation provision to company policy and updates the addresses in the notice provision.

     Messrs. Schrafft and Guthrie

     In addition to the revisions applicable to all of the named executive officers’ amendments noted above, Messrs. Schrafft’s and Guthrie’s amendments also provide for revisions to certain non-solicitation covenants to conform to Mr. Jones’ covenants and reflect recent state case law developments.

     The foregoing description of the amendments to the employment agreements and the restricted stock agreements is qualified in its entirety by the full text of such agreements, which are filed herewith as Exhibits 10.1 through 10.6 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Fourth Amendment to Fourth Amended and Restated Executive Employment
10.1	Agreement between Boland T. Jones and the Registrant dated January 13, 2010.

Exhibit	Fourth Amendment to Amended and Restated Employment Agreement between
10.2	Theodore P. Schrafft and the Registrant dated January 13, 2010.

Exhibit	First Amendment to Employment Agreement between David Trine and the Registrant
10.3	dated January 13, 2010.

Exhibit	Second Amendment to Amended and Restated Employment Agreement between
10.4	David Guthrie and the Registrant dated January 13, 2010.

Exhibit	Restricted Stock Agreement between Boland T. Jones and the Registrant dated January
10.5	13, 2010 for 450,000 shares.

Exhibit	Restricted Stock Agreement between Boland T. Jones and the Registrant dated January
10.6	13, 2010 for 225,000 shares.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PREMIERE GLOBAL SERVICES, INC.

Date: January 15, 2010	By:	/s/ Scott Askins Leonard
Scott Askins Leonard
Senior Vice President – Legal,
General Counsel and Secretary

EXHIBIT INDEX

Exhibit	Fourth Amendment to Fourth Amended and Restated Executive Employment
10.1	Agreement between Boland T. Jones and the Registrant dated January 13, 2010.

Exhibit	Fourth Amendment to Amended and Restated Employment Agreement between
10.2	Theodore P. Schrafft and the Registrant dated January 13, 2010.

Exhibit	First Amendment to Employment Agreement between David Trine and the Registrant
10.3	dated January 13, 2010.

Exhibit	Second Amendment to Amended and Restated Employment Agreement between
10.4	David Guthrie and the Registrant dated January 13, 2010.

Exhibit	Restricted Stock Agreement between Boland T. Jones and the Registrant dated January
10.5	13, 2010 for 450,000 shares.

Exhibit	Restricted Stock Agreement between Boland T. Jones and the Registrant dated January
10.6	13, 2010 for 225,000 shares.